                                   EXHIBIT 21

                                                            STATE OF      PERCENTAGE
NAME OF SUBSIDIARY                                        ORGANIZATION   OF OWNERSHIP
------------------                                        ------------   ------------
40 East 14 Realty Associates L.L.C.                       New York          100%
330 Madison Company                                       New York         24.8%
570 Lexington Associates L.P.                             New York         11.2%
570 Lexington Company, L.P.                               New York          5.6%
825 Seventh Avenue Holding L.L.C.                         New York          100%
866 U.N Plaza Associates L.L.C.                           New York          100%
1740 Broadway Associates L.P.                             New York          100%
Amherst Holding L.L.C.                                    New York          100%
Amherst Industries L.L.C.                                 New York          100%
Atlantic City Holding L.L.C.                              New Jersey        100%
B&B Park Avenue L.P.                                      New York          100%
Bensalem Holding Company L.L.C.                           Pennsylvania      100%
Bensalem Holding Company L.P.                             Pennsylvania      100%
Bethlehem Holding Company L.L.C.                          Pennsylvania      100%
Bethlehem Holding Company L.P.                            Pennsylvania      100%
Bethlehem Properties Holding Company L.L.C.               Pennsylvania      100%
Bethlehem Properties Holding Company L.P.                 Pennsylvania      100%
Bordentown Holding L.L.C.                                 New Jersey        100%
Brentwood Development L.L.C.                              New York          100%
Bridgeland Warehouses L.L.C.                              New Jersey        100%
Camden Holding L.L.C.                                     New Jersey        100%
Chicopee Holding L.L.C.                                   Massachusetts     100%
Clementon Holding L.L.C.                                  New Jersey        100%
Cumberland Holding L.L.C.                                 New Jersey        100%
Delran Holding L.L.C.                                     New Jersey        100%
Dover Holding L.L.C.                                      New Jersey        100%
DSAC L.L.C.                                               Texas             100%
DUN L.L.C.                                                Maryland          100%
Durham Leasing L.L.C.                                     New Jersey        100%
EH L.L.C.                                                 Maryland          100%
Eleven Penn Plaza L.L.C.                                  New York          100%
Evesham Holding L.L.C.                                    New Jersey        100%
Gallery Market Holding Company L.L.C.                     Pennsylvania      100%
Gallery Market Holding Company L.P.                       Pennsylvania      100%
Gallery Market Properties Holding Company L.L.C.          Pennsylvania      100%
Gallery Market Properties Holding Company L.P.            Pennsylvania      100%
GBSPI L.L.C.                                              Maryland          100%
Hackbridge L.L.C.                                         New Jersey        100%
HHC L.L.C.                                                Maryland          100%

                                                         STATE OF         PERCENTAGE
NAME OF SUBSIDIARY                                     ORGANIZATION      OF OWNERSHIP
------------------                                     ------------      ------------
Hanover Holding L.L.C.                                 New Jersey           100%
Hanover Industries L.L.C.                              New Jersey           100%
Hanover Leasing L.L.C.                                 New Jersey           100%
Hanover Public Warehousing L.L.C.                      New Jersey           100%
Henrietta Holding L.L.C                                New York             100%
Jersey City Leasing L.L.C                              New Jersey           100%
Kearny Holding L.L.C                                   New Jersey           100%
Kearny Leasing L.L.C                                   New Jersey           100%
Lancaster Leasing Company L.L.C                        Pennsylvania         100%
Lancaster Leasing Company L.P.                         Pennsylvania         100%
Landthorp Enterprises L.L.C                            Delaware             100%
Lawnside Holding L.L.C                                 New Jersey           100%
Lawnwhite Holding L.L.C                                New Jersey           100%
Lewisville Centre L.P.                                 Texas                100%
Lewisville TC L.L.C                                    Texas                100%
Littleton Holding L.L.C                                New Jersey           100%
Lodi Industries L.L.C                                  New Jersey           100%
Lodi Leasing L.L.C                                     New Jersey           100%
M 330 Associates L.P.                                  New York              99%
M 393 Associates L.L.C                                 New York            99.9%
Manalapan Industries L.L.C                             New Jersey           100%
Marple Holding Company L.L.C                           Pennsylvania         100%
Marple Holding Company L.P.                            Pennsylvania         100%
Menands Holding L.L.C                                  New York             100%
Mesquite TC L.L.C                                      Texas                100%
Mesquite-Texas Crossing L.P.                           Texas                100%
Middletown Holding L.L.C                               New Jersey           100%
Montclair Holding L.L.C                                New Jersey           100%
Morris Plains Leasing L.L.C                            New Jersey           100%
National Hydrant L.L.C                                 New York             100%
New Hanover L.L.C                                      New Jersey           100%
Newington Connecticut Holding L.L.C                    Connecticut          100%
New Woodbridge L.L.C                                   New Jersey           100%
North Bergen Stores L.L.C                              New Jersey           100%
North Plainfield Holding L.L.C                         New Jersey           100%
Philadelphia Holding Company L.L.C                     Pennsylvania         100%
Philadelphia Holding Company L.P.                      Pennsylvania         100%
Phillipsburg Holding L.L.C                             New Jersey           100%
Pike Holding Company L.L.C                             Pennsylvania         100%
Pike Holding Company L.P.                              Pennsylvania         100%

                                                           STATE OF      PERCENTAGE
NAME OF SUBSIDIARY                                       ORGANIZATION   OF OWNERSHIP
------------------                                       ------------   ------------
Rahway Leasing L.L.C.                                    New Jersey         100%
Rochester Holding L.L.C.                                 New York           100%
Skillman Abrams Crossing L.P.                            Texas              100%
Springfield Holding L.L.C.                               Massachusetts      100%
Star Universal L.L.C.                                    New Jersey         100%
T.G. Hanover L.L.C.                                      New Jersey         100%
TGSI L.L.C.                                              Maryland           100%
The Second Lawnside L.L.C.                               New Jersey         100%
The Second Rochester Holding L.L.C.                      New York           100%
Turnersville Holding L.L.C.                              New Jersey         100%
Two Guys - Connecticut Holding L.L.C.                    Connecticut        100%
Two Guys - Mass L.L.C.                                   Massachusetts      100%
Two Guys From Harrison L.L.C.                            New Jersey         100%
Two Guys From Harrison Holding Company L.L.C.            Pennsylvania       100%
Two Guys From Harrison Holding Company L.P.              Pennsylvania       100%
Two Guys From Harrison N.Y. L.L.C.                       New York           100%
Two Park Company                                         New York            40%
Two Penn Plaza REIT, Inc.                                New York          99.8%
Unado L.L.C.                                             New Jersey         100%
Upper Moreland Holding Company L.L.C.                    Pennsylvania       100%
Upper Moreland Holding Company L.P.                      Pennsylvania       100%
VFC Connecticut Holding L.L.C.                           Delaware           100%
VFC Massachusetts Holding L.L.C.                         Delaware           100%
VFC New Jersey Holding L.L.C.                            Delaware           100%
Vornado 570 Lexington L.L.C.                             New York           100%
Vornado 1740 Broadway L.L.C.                             New York           100%
Vornado B&B L.L.C.                                       New York           100%
Vornado Finance GP L.L.C.                                Delaware          99.5%
Vornado Finance L.P.                                     Delaware           100%
Vornado Investments L.L.C.                               Delaware           100%
Vornado Lending L.L.C.                                   New Jersey         100%
Vornado M 330 L.L.C.                                     New York           100%
Vornado M 393 L.L.C.                                     New York           100%
Vornado Montchicdra Acquisition L.L.C.                   Delaware            99%
Vornado Montehiedra Holding L.L.C.                       Delaware           100%
Vornado Montehiedra Holding L.P.                         Delaware          99.9%
Vornado Montehiedra OP LLC                               Delaware           100%
Vornado Montehiedra OP L.P.                              Delaware          99.9%
Vornado New York RR One L.L.C.                           New York           100%
Vornado New York RR Two L.L.C.                           New York           100%
Vornado Realty L.L.C.                                    Delaware           100%
Vornado Two Penn Plaza L.L.C.                            New York          99.9%

                                                           STATE OF      PERCENTAGE
NAME OF SUBSIDIARY                                       ORGANIZATION   OF OWNERSHIP
------------------                                       ------------   ------------
VRT Massachusetts Holding L.L.C.                          Delaware          100%
VRT New Jersey Holding Corporation L.L.C.                 Delaware          100%
Watchung Holding L.L.C.                                   New Jersey        100%
White Horse Lawnside L.L.C.                               New Jersey        100%
West Windsor Holding L.L.C.                               New Jersey        100%
York Holding Company L.L.C.                               Pennsylvania      100%
York Holding Company L.P.                                 Pennsylvania      100%